SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 7, 2006

Date of Report

February 3, 2006

(Date of earliest event reported)

LEARNING QUEST TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51081	88-0485183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 East 400 South, Springville, UT 84663

(Address of principal executive offices, including zip code)

801-358-8591

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01 CHANGES IN ACCOUNTANTS

(a)

Previous independent accountants

(i)

On February 3, 2006, the Company terminated its engagement of Jones Simkins, P.C., as the Company’s independent accountants.

(ii)

The audit reports of Jones Simkins, P.C., for the years ended December 31, 2004 and December 31, 2003 contained an opinion expressing substantial doubt as to ability to continue as a going concern.

(iii)

Those audit reports contained no other adverse opinion, disclaimer of opinion or modification of the opinion.

(iv)

Learning Quests’ Board of Directors participated in and approved the decision to change independent accountants.

(v)

In connection with its reviews of the interim periods until the date of dismissal, there have been no disagreements with Jones Simkins, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Jones Simkins, P.C. would have caused them to make reference thereto in their report on the financial statements.

During the Registrant’s two most recent fiscal years and through February 3, 2006, there were no disagreements with Jones Simkins, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Jones Simkins, P.C., would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Registrant’s two most recent fiscal years nor through February 3, 2006.

(vi)

Learning Quest has requested that Jones Simkins, P.C. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an exhibit to this form 8-K.

(b)

New Independent Accountants

On February 3, 2006, the board of directors voted to engage HJ & Associates, LLC, to audit its financial statements for the year ended December 31, 2005. Learning Quest has not consulted HJ & Associates, LLC, during the two most recent fiscal years regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that was rendered on the Learning Quest financial statements, and written reports and no oral advise was provided to Learning Quest by concluding there was an important factor to be considered by Learning Quest in reaching a decision as to an accounting, auditing or financial issue.  In the past two years Learning Quest has not consulted HJ & Associates, LLC on any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.

Title

16

Letter from Jones Simkins, P.C.

 SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LEARNING QUEST TECHNOLOGIES, INC.

DATE:  February 7, 2006

By: /s/ Ransford Sorensen

Ransford Sorensen

Chief Executive Officer

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